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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2001

METRON TECHNOLOGY N.V.
(Exact name of registrant as specified in its charter)

The Netherlands (State or other jurisdiction of incorporation)	000-27863 (Commission File Number)	98-0180010 (I.R.S. Employer Identification No.)

1350 Old Bayshore Highway
Suite 210
Burlingame, California 94010
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (650) 401-4600

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On September 7, the Company dismissed KPMG LLP as its independent accountants. The decision to dismiss KPMG LLP was approved by the Company's Supervisory Board upon the recommendation of the Audit Committee. KPMG LLP audited the Company's financial statements from 1995 until the fiscal year ended May 31, 2001.

In its capacity as the Company's independent auditor, (i) KPMG LLP's report on the Company's consolidated statements for the two years ended May 31, 2000 and 2001, dated July 12, 2001 in the Form 10-K filed with the SEC on August 28, 2001, did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles and (ii) KPMG LLP's report on the Company's consolidated statements for the two years ended May 31, 1999 and 2000, dated July 6, 2000 in the Form 10-K/A filed with the SEC on September 15, 2000, did not contain an adverse opinion, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

In connection with the Company's audits for the fiscal years ended May 31, 2000 and 2001, and in the subsequent interim period prior to KPMG LLP's dismissal, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreement in connection with their report.

In connection with their audit of the Company's financial statements as of and for the year ended May 31, 2001, KPMG LLP noted one matter involving the Company's internal controls and its operations that they considered to be a reportable condition under standards established by the American Institute of Certified Public Accountants ("AICPA"). The reportable condition, which is not deemed a "material weakness" as defined by the AICPA, is related to the design and operation of internal controls over the systems and processes for revenue recognition and deferral.

The Company has provided KPMG LLP with a copy of the statements contained in this report and has filed as an exhibit to this report KPMG LLP's letter to the Securities and Exchange Commission confirming its agreement with the statements in this report.

On September 7, 2001 the Company's Supervisory Board approved the appointment of PricewaterhouseCoopers LLP as the Company's independent auditors to audit the Company's financial statements for the year ending May 31, 2002 in place of KPMG LLP.

During the fiscal years ended May 31, 2000 and 2001 and any subsequent interim period prior to the Company's engagement of PricewaterhouseCoopers LLP, the Company did not consult with PricewaterhouseCoopers LLP regarding the application of accounting principles to a specified transaction, or any matter that was the subject of any disagreement or any reportable event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits.

Exhibit No.	Description
16.1	Letter, dated as of September 14, 2001, from KPMG LLP, the Registrant's former accountants, to the Securities and Exchange Commission.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRON TECHNOLOGY N.V.
Date: September 14, 2001	/s/ PETER V. LEIGH Peter V. Leigh Vice President, Finance Signing on behalf of the registrant and as principal accounting officer

INDEX TO EXHIBITS

16.1	Letter, dated as of September 14, 2001, from KPMG LLP, the Registrant's former accountants, to the Securities and Exchange Commission.

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SIGNATURES
INDEX TO EXHIBITS